AMENDMENT NO. 16 TO
AMENDED AND RESTATED AGREEMENT
AND DECLARATION OF TRUST
OF AMERICAN CENTURY INVESTMENT
TRUST

	THIS AMENDMENT NO. 16 TO
AMENDED AND RESTATED AGREEMENT
AND DECLARATION OF TRUST is hereby
adopted as of the 24th day of March, 2017, by the undersigned Trustees.

      WHEREAS, the Board of Trustees have
determined that it is in the best interests of American Century Investment Trust (the "Trust") to change the name of the Institutional Class of shares to the R5 Class of shares for the following six (6) series of the Trust ("R5 Class Name Change"):

*	Core Plus Fund
*	High-Yield Fund
*	Short Duration Fund
*	Short Duration Inflation Protection Bond
Fund
*	Short Duration Strategic Income Fund
*	Strategic Income Fund;

      WHEREAS, the Board of Trustees have
determined that it is in the best interests of the Trust to change the name of the Institutional Class of shares to the I Class of shares for the following one
(1) series of the Trust ("I Class Name Change"):

*	Diversified Bond Fund;

      WHEREAS, the Board of Trustees have
determined that it is in the best interests of the Trust to add new I Class of shares for the following six
(6) series of the Trust ("New I Class of Shares"):

*	Core Plus Fund
*	High-Yield Fund
*	Short Duration Fund
*	Short Duration Inflation Protection Bond
Fund
*	Short Duration Strategic Income Fund
*	Strategic Income Fund;

      WHEREAS, the Board of Trustees have
determined that it is in the best interests of the Trust to add new R5 Class of shares for the following one
(1) series of the Trust ("New R5 Class of Shares"):

*	Diversified Bond Fund;

      WHEREAS, the Board of Trustees have
determined that it is in the best interests of the Trust to add new T Class of shares for the following one
(1) series of the Trust ("New T Class of Shares"):

*	Diversified Bond Fund; and

      WHEREAS, the Board of Trustees have
determined that it is in the best interests of the Trust to add new Y Class of shares for the following five
(5) series of the Trust ("New Y Class of Shares"):

*	Diversified Bond Fund
*	High-Yield Fund
*	Short Duration Inflation Protection Bond
Fund
*	Short Duration Strategic Income Fund
*	Strategic Income Fund.

	NOW, THEREFORE, BE IT
RESOLVED, that the R5 Class Name Change, I
Class Name Change, New I Class of Shares, New
R5 Class of Shares, New T Class of Shares, and
New Y Class of Shares are hereby approved, effective as of April 10, 2017; and

      FURTHER RESOLVED, that Schedule A
of the Amended and Restated Agreement and Declaration of Trust for the Trust is hereby amended to reflect the R5 Class Name Change, I
Class Name Change, New I Class of Shares, New
R5 Class of Shares, New T Class of Shares, and
New Y Class of Shares by deleting the text thereof in its entirety and inserting in lieu therefore the Schedule A attached hereto.

      This Amendment may be executed in
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.










      [Remainder of page intentionally left blank;
signature page to follow.]




      IN WITNESS WHEREOF, the Trustees
do hereto set their hands as of the date first referenced above.

Trustees of the American Century Investment Trust


/s/ Tanya S. Beder
	/s/ Jeremy I. Bulow
Tanya S. Beder
	Jeremy I. Bulow


/s/ Anne Casscells
	/s/ Ronald J. Gilson
Anne Casscells
	Ronald J. Gilson


/s/ Frederick L.A. Grauer
	/s/ Jonathan D. Levin
Frederick L.A. Grauer
	Jonathan D. Levin


/s/ Peter F. Pervere
	/s/ John B. Shoven
Peter F. Pervere
	John B. Shoven


/s/ Jonathan S. Thomas
Jonathan S. Thomas


SCHEDULE A

American Century Investment Trust

Pursuant to Article III, Section 6,
the Trustees hereby establish and designate the following Series as
Series of the Trust (and the Classes thereof) with the relative rights and preferences as described in

Section 6:

       Series						  Class		Date of Establishment
Prime Money Market Fund				Investor		06/13/1993
							A Class			06/01/1998
							C Class			05/01/2001

Diversified Bond Fund					Investor		08/01/2001
							I Class			08/01/2001*
							A Class			08/01/2001
							C Class			05/08/2002
							R Class			06/30/2005
							R6 Class		06/28/2013
							R5 Class		04/10/2017
							T Class			04/10/2017
							Y Class			04/10/2017

U.S. Government Money Market Fund			Investor		08/01/2001
							A Class			06/16/2015
							C Class			06/16/2015

High-Yield Fund					Investor		05/08/2002
							R5 Class		06/14/2004**
							A Class			05/08/2002
							C Class			05/08/2002
							R Class			06/30/2005
							R6 Class		06/28/2013
							I Class			04/10/2017
							Y Class			04/10/2017

Short Duration Inflation Protection Bond Fund		Investor		05/01/2005
							R5 Class		05/01/2005**
							A Class			05/01/2005
							C Class			05/01/2005
							R Class			05/01/2005
							R6 Class		06/28/2013
							I Class			04/10/2017
							Y Class			04/10/2017

NT Diversified Bond Fund				Institutional		05/01/2006
							R6 Class		06/28/2013

Core Plus Fund						Investor		11/29/2006
							R5 Class		11/29/2006**
							A Class			11/29/2006
							C Class			11/29/2006
							R Class			11/29/2006
							I Class			04/10/2017



Short Duration Fund					Investor		11/29/2006
							R5 Class		11/29/2006**
							A Class			11/29/2006
							C Class			11/29/2006
							R Class			11/29/2006
							I Class			04/10/2017

Strategic Income Fund					Investor		03/11/2014
							R5 Class		03/11/2014**
							A Class			03/11/2014
							C Class			03/11/2014
							R Class			03/11/2014
							R6 Class		03/11/2014
							I Class			04/10/2017
							Y Class			04/10/2017

Short Duration Strategic Income Fund			Investor		03/11/2014
							R5 Class		03/11/2014**
							A Class			03/11/2014
							C Class			03/11/2014
							R Class			03/11/2014
							R6 Class		03/11/2014
							I Class			04/10/2017
							Y Class			04/10/2017

Floating Rate Income Fund				Investor		03/11/2014
							Institutional		03/11/2014
							A Class			03/11/2014
							C Class			03/11/2014
							R Class			03/11/2014
							R6 Class		03/11/2014

This Schedule A shall supersede any previously adopted Schedule A to the Declaration of Trust.

*	Formerly Institutional Class; name changed to I Class on 4/10/2017.
**	Formerly Institutional Class; name changed to R5 Class on 4/10/2017.


77Q1(a)(1)




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